NATIONAL PENN BANCSHARES, INC.

                            EXECUTIVE INCENTIVE PLAN

                          Adopted by Board of Directors

                                December 26, 1984

                                 PLAN YEAR 2000










As Amended By Board Dec. 16, 1998
Replaces previous Plan of Feb. 20, 1991

Amended Schedule B as approved by
 Board on May 10, 1999





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                                   SCHEDULE A


     Participants for the 2000 Plan Year consist of Types A, B, and C as defined in the Plan document.

     It  is  anticipated   that  the  following  named  persons  will  meet  the
eligibility requirements for participation as of December 31, 2000. It is expected that there could be additional individuals whose eligibility could be determined later in the year, who would be named a participant as of December 31, 2000.

     Named participants are classified accordingly:



     CLASS A (2 persons) (name and grade level)

          Lawrence T. Jilk, Jr. 999

          Wayne R. Weidner      999


     CLASS B (27 persons) (name and grade level)

     Bruce G. Kilroy            999    Todd Alderfer        111
     Garry D. Koch              999    Brian Appleton       111
     Frederick C. Peters II     999    Nancy R. Corson      111
     Glenn Moyer                999    Lloyd Reichenbach    111
     Kathy B. Schauer           999    Michael L. Wummer    111
     Algot F. Thorell, Jr.      999
     Joseph C. Walter, Jr.      999    Carol Franklin       110
     Sharon L. Weaver           999    Sandra Hoffman       110
                                       Tarrie Miller        110
     Ronald L. Bashore          113    Larry A. Rush        110
     Timothy A. Day             113    Sandra L. Spayd      110
     Scott Gruber               113
     Michael R. Reinhard        113    Dennis Moyer         109
     Bruce L. Ressler           113
     Gary L. Rhoads             113
     Joseph C. Walker           113

     Jack Mikus                 112

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     CLASS C (27 persons) (name and grade level)

     Earl Houseknecht           110    Michelle Debkowski       107
     P. Robert Keeley           110    Rich Gentile             107
     Ed Shin                    110    Eugene Guinther          107
     Linda S. Stark             110    Dick Haddock             107
                                       Robert Latshaw           107
     Lew Freeman                109    John Tucker              107
     Robin Hitchcock            109    Donna Wentzel            107
     Hugh (Skip) Marshall       109
     Clarence Martindell        109    Marcia (Borowski) Stark  106
     Cindy Rankin               109    Frank Gehringer          106
     Dan Tempesco               109    Steve Kunkel             106
                                       Sandra Massaro           106
     Richard Sutton             108    Janice McCracken         106
                                       Teresa Steuer            106

                                       Mary Lou Dietz           105
                                       Sharon McMichael         105

                                       Patricia Angstadt        104

OLD PAGE - was amended 5/10/99 see next page for correct Schedule B SCHEDULE B

                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                             1999 PERFORMANCE GOALS

     Awards pursuant to the Plan will not be made unless the internal and external performance goals set forth below are met.

INTERNAL  PERFORMANCE  GOALS FOR THE 1999 PLAN YEAR

The net operating income of NPB before securities transactions for 1999 must exceed the net operating income of NPB before securities transactions for 1998.

EXTERNAL  PERFORMANCE  GOALS FOR THE 1999 PLAN YEAR

The net operating income of NPB before securities transactions on realized return on average common equity for 1999 must exceed the average of the net operating income before securities transactions on realized return on average common equity for 1999 for the banks or bank holding companies in the peer group set forth on Schedule B-2 A.

                                   SCHEDULE B

                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                             2000 PERFORMANCE GOALS

     Awards pursuant to the Plan will not be made unless the internal and external performance goals set forth below are met.

INTERNAL  PERFORMANCE  GOALS  FOR THE 2000  PLAN  YEAR

The diluted per share operating income of NPBC for 2000 must exceed the diluted per share operating income for 1999.

EXTERNAL  PERFORMANCE  GOALS FOR THE 2000 PLAN YEAR

The net operating income of NPB before securities transactions on realized return on average common equity for 2000 must exceed the average of the net operating income before securities transactions on realized return on average common equity for 2000 for the banks or bank holding companies in the peer group set forth on Schedule B-2 A.



Internal Peformance Goals amended 5/10/99

                                  SCHEDULE B-1
                                 PAY OUT FORMULA

         1.       Obtaining an operating return on average equity

                  triggers an incentive pay out as follows:


                  100% of peer group           $0

                  100.1% of peer group         .031% of average assets

                  130% of peer group           .11% of average assets


                  Interpolation is required between 100.1% and 130%.



         2.       Obtaining #1 in return on equity triggers an added

                  pay out of $25,000.

                                  SCHEDULE B-2

     There is a change in the peer group from last year. The list of the ten banking companies which form the peer group are:

                             Univest (Souderton)
                             Fulton Financial Corp.
                             Susquehanna Bancshares
                             Harleysville National Corp.
                             Keystone Financial
                             S & T Bancorp
                             BT Financial Corporation
                             Omega Financial Corp.
                             F.N.B. Corporation (Hermitage, PA)
                             First Commonwealth Financial Corp. (Indiana, PA)

                             National Penn Bancshares, Inc.




Plan Year 2000, as of December 1999

                                   SCHEDULE C

                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                            DEFERRAL ELECTION LETTER

TO THE COMMITTEE:


     In accordance with National Penn Bancshares, Inc., Executive Incentive Plan, effective January 1, 1984, I hereby request to defer receipt of that portion of any award earned by me (to the extent provided in Paragraph 2 below) for services rendered as an eligible Participant in the Plan during the calendar year specified below and eligible to be received in cash. This election shall be governed by all of the provisions of the Plan.


     1.   This request shall be effective beginning with calendar year 2000.


     2. This voluntary deferral request shall apply to ____________% of my award.


     3. My deferred award and the interest thereon shall become payable on the January 1 next following the date I retire or otherwise cease to be employed by NPB or an Affiliate of NPB.

     4. I irrevocably elect that, when payable, my deferred award and the interest thereon shall be paid to me as indicated below:


               ( ) In one lump sum.


               ( ) In a series of five annual installments.


               ( ) In a series of ten annual installments.



     I  agree  that  such  terms  and  conditions   shall  be  binding  upon  my
beneficiaries, distributees, and personal representatives. Unless noted below, my beneficiaries shall be the same as designated for my group life insurance.


-------------------------  --------------------------------
Date                       Signature of Participant

                           Approved By:

-------------------------  --------------------------------
Date                       Signature of the Chairman of the Committee







-------------------------
Name of Participant